Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is executed on December 9, 2016, by and between Stone Energy Corporation, a Delaware corporation (“Seller”), and TH Exploration III, LLC, a Texas limited liability company (“Buyer”).

RECITALS:

WHEREAS, Seller and Buyer are parties to that certain Purchase and Sale Agreement (the “Purchase Agreement”), executed on October 20, 2016; and

WHEREAS, Seller and Buyer desire to amend the Purchase Agreement in the manner and upon the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound by the terms hereof, agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Purchase Agreement.

2. Bankruptcy Deadline. Section 11.01(f)(ii) of the Purchase Agreement is hereby amended by deleting the date “December 9, 2016” in its entirety and replacing such date with “December 14, 2016.”

3. Continuation of Agreement. From and after the effective date of this Amendment, all references to the Purchase Agreement set forth therein or in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Purchase Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time by the parties. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Purchase Agreement except as expressly set forth herein. As amended hereby, the Purchase Agreement shall continue in full force and effect according to its terms.

4. Miscellaneous. The terms and provisions of Section 15.07 (Governing Law) and Section 15.10 (Counterparts) of the Purchase Agreement shall apply to this Amendment, mutatis mutandis, as if fully set forth herein.

[Signature page follows]

IN WITNESS WHEREOF, this Amendment has been signed by each of the parties hereto on the date first above written.

SELLER

STONE ENERGY CORPORATION

By:	/s/ Kenneth H. Beer
Name:	Kenneth H. Beer
Title:	Executive Vice President & Chief Financial Officer

Signature Page to First Amendment to Purchase and Sale Agreement

BUYER

TH EXPLORATION III, LLC

By:	/s/ M. Evan Radler
Name:	M. Evan Radler
Title:	Chief Operating Officer

Signature Page to First Amendment to Purchase and Sale Agreement